Exhibit 99.4

CALIFORNIA RIDGE CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	As of June 30, 2015	As of December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$491,718	$355,947
Restricted cash	1,802,498	225,407
Accounts receivable	3,499,491	5,125,870
Prepaid expenses	383,409	316,206
Total current assets	6,177,116	6,023,430

LONG-TERM ASSETS:
Property, plant and equipment - net	317,929,245	325,065,546
Restricted cash	15,311,593	11,012,718
Long-term inventory	353,549	278,667
Capitalized finance costs - net	6,958,886	7,322,457
Long-term risk management assets	547,529	626,038
Other long-term assets	395,575	395,575
Total long-term assets	341,496,377	344,701,001
TOTAL	$347,673,493	$350,724,431

See notes to Condensed Consolidated Financial Statements (Unaudited)

CALIFORNIA RIDGE CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(CONTINUED)

	As of June 30, 2015	As of December 31, 2014
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$70,724	$29,903
Accounts payable - related parties	357,613	360,326
Current portion of long-term debt	14,806,071	14,680,445
Risk management liabilities	1,331,968	1,471,941
Property taxes payable	3,438,482	2,466,949
Other liabilities and accrued expenses	1,063,036	877,505
Total current liabilities	21,067,894	19,887,069

LONG-TERM LIABILITIES:
Long-term debt	275,166,141	284,327,260
Asset retirement obligation	6,274,597	6,072,681
Other long-term liabilities	1,726,358	1,475,339
Total long-term liabilities	283,167,096	291,875,380
Total liabilities	304,234,990	311,762,449

COMMITMENTS AND CONTINGENCIES (See Note 7)	—	—

EQUITY:
Member's equity	38,119,832	33,862,755
Non-controlling interest	5,318,671	5,099,227
Total equity	43,438,503	38,961,982
TOTAL	$347,673,493	$350,724,431

See notes to Condensed Consolidated Financial Statements (Unaudited)

CALIFORNIA RIDGE CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Six Months Ended June 30,
	2015	2014
OPERATING REVENUES	$30,064,780	$33,047,687

OPERATING EXPENSES:
Plant operating and maintenance expense	4,074,713	3,609,087
Depreciation and accretion expense	7,363,678	7,344,685
General and administrative expense	393,765	417,645
Taxes (other than income taxes)	1,233,475	1,233,475
Total operating expenses	13,065,631	12,604,892

INCOME FROM OPERATIONS	16,999,149	20,442,795

OTHER INCOME (EXPENSE):
Interest expense	(9,015,322)	(9,339,592)
Other - net	(60,365)	(128,914)
Total other expense	(9,075,687)	(9,468,506)

NET INCOME	7,923,462	10,974,289

NON-CONTROLLING INTEREST SHARE	600,000	836,000

NET INCOME ATTRIBUTABLE TO MEMBER	$7,323,462	$10,138,289

See notes to Condensed Consolidated Financial Statements (Unaudited)

CALIFORNIA RIDGE CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)

	For the Six Months Ended June 30,
	2015	2014
NET INCOME	$7,923,462	$10,974,289

OTHER COMPREHENSIVE (INCOME) LOSS:
Risk management activity	61,464	(1,192,033)

COMPREHENSIVE INCOME	7,984,926	9,782,256

NON-CONTROLLING INTEREST SHARE OF COMPREHENSIVE INCOME	603,000	776,000

COMPREHENSIVE LINCOME ATTRIBUTABLE TO MEMBER	$7,381,926	$9,006,256

See notes to Condensed Consolidated Financial Statements (Unaudited)

CALIFORNIA RIDGE CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF MEMBER'S EQUITY (UNAUDITED)

		Member
	Total	Accumulated Other Comprehensive Income (Loss)	Contributed Capital and Retained Earnings	Non-controlling Interest
BEGINNING EQUITY - January 1, 2015	$38,961,982	$(977,902)	$34,840,657	$5,099,227
Comprehensive income:
Net income	7,923,462	—	7,323,462	600,000
Other comprehensive income - risk management activity	61,464	58,464	—	3,000
Total comprehensive income	7,984,926	58,464	7,323,462	603,000
Capital distributions	(3,508,405)	—	(3,124,849)	(383,556)
ENDING EQUITY - June 30, 2015	$43,438,503	$(919,438)	$39,039,270	$5,318,671

		Member
	Total	Accumulated Other Comprehensive Income (Loss)	Contributed Capital and Retained Earnings	Non-controlling Interest
BEGINNING EQUITY - January 1, 2014	$41,672,656	$322,525	$36,178,357	$5,371,774
Comprehensive income:
Net income	10,974,289	—	10,138,289	836,000
Other comprehensive income - risk management activity	(1,192,033)	(1,132,033)	—	(60,000)
Total comprehensive income	9,782,256	(1,132,033)	10,138,289	776,000
Capital distributions	(811,728)	—	(421,281)	(390,447)
ENDING EQUITY - June 30, 2014	$50,643,184	$(809,508)	$45,695,365	$5,757,327

See notes to Condensed Consolidated Financial Statements (Unaudited)

CALIFORNIA RIDGE CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For Six Months Ended June 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$7,923,462	$10,974,289
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and accretion expense	7,363,678	7,344,685
Amortization of capitalized finance costs	363,571	363,582
Changes in assets and liabilities:
Accounts receivable	1,626,379	2,115,948
Prepaid expenses	(67,203)	(82,123)
Long-term inventory	(74,882)	22,125
Accounts payable	40,821	(1,473)
Accounts payable - related parties	(3,143)	(35,977)
Other liabilities and accrued expenses	1,408,412	2,040,114
Net cash provided by operating activities	18,581,095	22,741,170

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment	(25,460)	(188,817)
Restricted cash	(5,875,966)	(12,702,453)
Net cash provided by (used in) investing activities	(5,901,426)	(12,891,270)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt repayments	(9,035,493)	(9,080,754)
Capital distributions to member	(3,124,849)	(421,281)
Capital distributions to non-controlling interest	(383,556)	(390,447)
Net cash used in financing activities	(12,543,898)	(9,892,482)

NET DECREASE IN CASH AND CASH EQUIVALENTS	135,771	(42,582)

CASH AND CASH EQUIVALENTS - Beginning of year	355,947	478,667

CASH AND CASH EQUIVALENTS - End of period	$491,718	$436,085

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION - Cash paid during the period for interest	$8,652,821	$8,977,112

See notes to Condensed Consolidated Financial Statements (Unaudited)

CALIFORNIA RIDGE CLASS B HOLDINGS LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANIAL STATEMENTS (UNAUDITED)

1.	DESCRIPTION OF BUSINESS

California Ridge Class B Holdings LLC, a Delaware limited liability company, together with its subsidiaries is herein defined as the “Company.” The purpose of the Company is to own, operate and maintain the California Ridge Wind Energy Center (the “Project”) located in Champaign and Vermilion counties, both in Illinois.

The Project is a 214 megawatt (“MW”) electricity generating facility with 134 wind turbine generator units. The Project commenced commercial operations in December 2012.

The Company is owned 100% by Invenergy Wind Operational Holdings LLC (“IWOH”). The Company owns 100% of the Class B membership interest in California Ridge Holdings LLC (“Holdings”), which directly owns 100% of the membership interest in California Ridge Wind Energy LLC (“California Ridge”), the direct owner of the Project. The membership interest of Holdings includes a third party investor, which is classified as non-controlling interest of the Company.

On June 30, 2015, Invenergy Wind Global LLC (“IWG”), an affiliate of the Company, entered into a Purchase and Sale Agreement (the “PSA”) with a third party to sell 90.1% of the equity interests in the Company. IWG will retain the remaining 9.9% equity interests in the Company. The sale is expected to close by the end of 2015.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

In the opinion of management, the accompanying unaudited condensed consolidated financial statements of the Company include all adjustments (consisting of normal, recurring items) necessary to present fairly its financial position and results of operations and cash flows for the periods presented. The Company has presented the condensed consolidated financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") for interim financial information. Accordingly, the condensed consolidated financial statements do not include all the information and disclosures required by GAAP for complete financial statements. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the annual financial statements for the fiscal year ended December 31, 2014.

Subsequent events were evaluated through August 17, 2015, the date the condensed consolidated financial statements were available to be issued.

Management Estimates

The preparation of condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Restricted Cash

Restricted cash consists of cash held for purposes of paying operating and maintenance costs, capital expenditures and debt service obligations. Classification on the condensed consolidated balance sheet is consistent with related agreements. Fluctuations in restricted cash relate to seasonality of revenue and timing of payment obligations. The carrying amount of restricted cash approximates fair market value because of the short maturity of these instruments.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued an update to accounting for revenue recognition, which provides a universal method for recognizing revenue. The guidance provides that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance is effective for annual reporting periods beginning after December 15, 2018, and will be applied retrospectively to all prior periods presented or apply the requirements in the year of adoption, through a cumulative adjustment. Early adoption is permitted for the year ending December 31, 2017. The Company is currently evaluating the potential impact of the adoption of this revised accounting guidance on its revenue recognition policy.

In February 2015, the FASB issued updated guidance which amends consolidation guidance by including changes to the variable and voting interest models used by entities to evaluate whether an entity should be consolidated. The guidance is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the potential impact of the updated guidance on the condensed consolidated balance sheets, statements of operations and comprehensive income and statements of cash flows.

In April 2015, the FASB issued an update to the guidance of interest on simplifying the presentation of debt issuance costs, which requires debt issuance costs related to a recognized debt liability to be presented on the condensed consolidated balance sheets as a direct deduction from the debt liability. The guidance is effective for annual reporting periods beginning after December 15, 2015. The Company is evaluating the potential impact of the updated guidance on the condensed consolidated balance sheets.

3.	PROPERTY, PLANT AND EQUIPMENT - NET

Property, plant and equipment - net, consisted of the following:

	June 30, 2015	December 31, 2014
Land	$5,961,878	$5,961,878
Plant	345,031,714	345,031,714
Other property and equipment	5,631,103	5,605,643
Subtotal	356,624,695	356,599,235
Less accumulated depreciation	(38,695,450)	(31,533,689)
Property, plant and equipment - net	$317,929,245	$325,065,546

The Company recorded $7,161,761 and $7,155,359 of depreciation expense for the six months ended June 30, 2015, and 2014, respectively, on the condensed consolidated statements of operations.

4.	FAIR VALUE MEASUREMENTS

Fair value refers to the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal market in which the reporting entity transacts based on the assumptions market participants would use when pricing the asset or liability. The fair value hierarchy prioritizes the information used to develop those assumptions giving priority, from highest to lowest, to quoted prices in active markets for identical assets and liabilities (Level 1); observable inputs not included in Level 1, for example, quoted prices for similar assets and liabilities (Level 2); and unobservable data (Level 3), for example, a reporting entity’s own internal data based on the best information available in the circumstances.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels.

The Company identified its interest rate swaps (“Swaps”) as items governed by fair value accounting. The Company uses market participant assumptions including assumptions of credit risk to value these derivatives. The Company performed a sensitivity analysis around the credit risk by considering changes to the utilized credit rating to determine whether such changes result in a significant change to the fair values. These inputs can be readily observable or market corroborated and are rendered Level 2 for purposes of disclosure.

The Company’s risk management assets and liabilities by level within the fair value hierarchy are summarized as follows:

	Fair Value as of June 30, 2015
	Level 1	Level 2	Level 3
Risk Management Assets
Interest rate swaps	$—	$547,529	$—
Risk Management Liabilities
Interest rate swaps	$—	$1,331,968	$—

	Fair Value as of December 31, 2014
	Level 1	Level 2	Level 3
Risk Management Assets
Interest rate swaps	$—	$626,038	$—
Risk Management Liabilities
Interest rate swaps	$—	$1,471,941	$—

The determination of the fair values above incorporates various factors such as the liquidity premiums that may be demanded by market participants and the credit standing of the counterparties involved. Such valuation adjustments represent the amount of probable change due to default either by the Company or a third party. The credit reserve is developed based on the Company’s expectation of the market participants’ perspective of potential credit exposure. The calculation of the credit reserve on net asset positions is based on available market information including credit ratings and credit default swap rates. The Company also incorporates non-performance risk in net liability positions based on an assessment of market participants’ assumptions of the Company’s potential risk of default.

5.	DEBT

On April 27, 2012, California Ridge entered into a credit agreement to provide term loan financing, a fixed rate note and letters of credit (see Note 7). The term loan bears interest of the London InterBank Offered Rate (“LIBOR”) plus a fixed margin ranging from 2.75% to 3.25% through March 2023. The interest rate of the term loan totaled 3.03% and 2.98% at June 30, 2015, and December 31, 2014, respectively. The fixed rate note has an interest rate of 6.25% and matures in June 2032. The credit agreement contains provisions which prevent the distribution of available cash if there is an event of default or specified financial ratios are not met during a payment period. No such restrictions exist as of June 30, 2015. The credit agreement is secured by the Project assets.

The fair value of debt, including the current portion, is estimated by calculating the present value of the future principal and interest payments based on projections of LIBOR and market-adjusted estimates of credit risk.

The carrying values and fair values of the debt obligations are summarized in the tables below:

	June 30, 2015
Debt Obligation	Carrying Value	Fair Value
Term Loan	$115,904,425	$130,204,000
Fixed Rate Note	174,067,787	247,238,000
Total	$289,972,212	$377,442,000

	December 31, 2014
Debt Obligation	Carrying Value	Fair Value
Term Loan	$124,939,918	$141,129,000
Fixed Rate Note	174,067,787	252,107,000
Total	$299,007,705	$393,236,000

6.	INTEREST RATE SWAPS

The Company has executed Swaps, which meet the definition of derivative instruments. These Swaps are entered into in accordance with and as required by the covenants of the credit agreement and are secured in the same manner as the underlying debt.

The terms of the Swaps are summarized as follows:

Term	Notional	Pay Fixed Rate	Receive Floating Rate	Cash Flow Hedge Accounting Election Date
December 3, 2012 through	Resets from $123,457,821	1.945%	Three-month	April 27, 2012
December 31, 2022	to $5,599,987		LIBOR
Balance - June 30, 2015	$91,586,789
Balance - December 31, 2014	$98,719,874

The following tables summarize amounts recorded related to the Swaps:

June 30, 2015		Six Months Ended June 30, 2015
Long-Term Risk Management Assets	Current Risk Management Liabilities	Settlement Payments Recorded in Interest Expense
$547,529	$1,331,968	$833,299

December 31, 2014		Six Months Ended June 30, 2014
Long-Term Risk Management Assets	Current Risk Management Liabilities	Settlement Payments Recorded in Interest Expense
$626,038	$1,471,941	$942,357

The following tables represent the activity recorded in accumulated other comprehensive income (loss) (“AOCI” or “AOCL”) for the Swaps:

	June 30, 2015	June 30, 2014
Balance - January 1	$(977,902)	$322,525
Changes in fair value	(786,421)	(2,147,627)
Reclasses from AOCL to interest expense	847,885	955,594
Non-controlling interest share	(3,000)	60,000
Balance - June 30	$(919,438)	$(809,508)

The portion of AOCL expected to be reclassified into interest expense on the condensed consolidated statements of operations during the next twelve months is $1,331,968 and $1,708,287 as of June 30, 2015 and 2014, respectively.

The Company’s Swaps contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding amount. These cross-default provisions could be triggered if there was a non-performance event under specified indebtedness in excess of a certain threshold. On an ongoing basis, the Company assesses the appropriateness of these cross-default provisions in our contracts. The fair value of net derivative liabilities subject to cross-default provisions totaled $784,439 and $845,903 as of June 30, 2015 and December 31, 2014, respectively. The Company believes that a non-performance event under these provisions is unlikely.

7.	COMMITMENTS AND CONTINGENCIES

California Ridge leases land used by the Project under various operating lease agreements expiring on various dates through 2037. Lease expense is recognized on a straight-line basis if the agreement includes known escalating payments over the lease term. Some of the lease agreements include contingent rent payments based on a predetermined percentage of operating revenues of the Project.

The Company recorded $1,043,139 and $1,152,467 of total lease expense, of which $830,072 and $813,796 represented minimum rent and $22,487 and $131,815 represented contingent rent payments for the six months ended June 30, 2015, and 2014, respectively.

The Company had available letter of credit lines totaling $32,792,933 and $32,616,933, of which $30,446,748 and $30,529,768 letters of credit were issued as of June 30, 2015, and December 31, 2014, respectively. The letters of credit provide security for obligations under Project-related contracts.

Pursuant to terms under the power purchase agreement, the Company is required to make payments to Tennessee Valley Authority (“TVA”), if the guaranteed supply of energy is not met. The Company does not believe that such payments are likely to be required in the future.

8.	RELATED PARTY TRANSACTIONS

On April 27, 2012, the Company entered into a Facility Management Agreement (“Agreement”) with Invenergy Services LLC (“Services”). The Agreement calls for a fixed monthly administrative payment of $14,500, escalating annually for the Consumer Price Index (“CPI”) which covers home office labor and out-of-pocket expenses. Under the Agreement, Services shall also be reimbursed for direct operating expenses. Per the Agreement, the Company shall pay Services a monthly management fee of $13,800 and an annual remote monitoring and reset fee of $184,250, each escalating annually for CPI. The Company recorded $958,368 and $794,084 of such related party transactions for the six months ended June 30, 2015, and 2014, respectively, on the condensed consolidated statements of operations.

Some third-party invoices are paid by Services or other related affiliates on behalf of the Company. Such invoices are billed to the Company and reimbursed at cost.

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